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                                                                     EXHIBIT 4.1



NUMBER                                                                    SHARES

  0            INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA




                         NATIONAL HEALTH PARTNERS, INC.



                             TOTAL AUTHORIZED ISSUE
                      100,000,000 SHARES WITHOUT PAR VALUE
                                  COMMON STOCK
                                                              See Reverse for
                                                             Certain Definitions



                                    SPECIMEN

THIS IS TO CERTIFY THAT ________________________________________ IS THE OWNER OF
_________________________________________________fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED
                                     [SEAL]
________________________                             ___________________________
               PRESIDENT                                    SECRETARY/TREASURER




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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common       UNIF TRANSFERS MIN ACT -    Custodian
                                                               -----------------
                                                               (Cust)    (Minor)

TEN ENT   - as tenants by the entireties   under Uniform Transfers to Minors
                                           Act______________________________
                                                         (State)
JT TEN    - as joint tenants with right of
            survivorship and not as tenants
            in common

            Additional abbreviations may also be used though not in the above list


For value received ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________

________________________________________________


_______________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated________________________               __________
                   In presence of

                                            ____________________________________

___________________________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.